June 29, 1998





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:  Prudential Municipal Bond Fund
                    File No.:  811-4930


Gentleman:

     Enclosed  please find one copy of the  Annual
Report on Form N-SAR for the above-referenced Fund for the fiscal year ended April 30, 1998.

      The enclosed is being filed electronically via the EDGAR System.


                                   Very      truly
yours,



                                   /s/ Deborah  A.
Docs
                                   Deborah A. Docs
                                   Assistant
Secretary